UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  06/28/2004

UMB FINANCIAL CORP
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-4887

MO	43-0903811
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

1010 Grand Blvd
Kansas City, MO 64106
(Address of Principal Executive Offices, Including Zip Code)

(816) 860-7889
(Registrant’s Telephone Number, Including Area Code)

Items to be Included in this Report

Item 5.    Other events and Regulation FD Disclosure

On June 28, 2004, UMB Financial Corporation (UMBF) issued a press release announcing that Joseph J. Gazzoli would lead the Trust and Wealth Management Division of UMB Bank, n.a. and that William B. Greiner would be rejoining the bank as Chief Investment Officer. A copy of the press release is attached as Exhibit 99.1.

Item 7.    Financial statements and exhibits

Exhibit 99.1 - Press release dated June 28, 2004.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

UMB FINANCIAL CORP

Date: June 28, 2004.	By:	/s/ Daniel C. Stevens
Daniel C. Stevens
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release